UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 14, 2012

GARB OIL & POWER CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-14859	87-0296694
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

5248 South Pinemont Dr. Suite C-110
Murray, Utah		84123
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 738-1355

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (c) — Appointment of Executive Vice President

On March 14, 2012, Garb Oil & Power Corporation has officially appointed Igor Plahuta to the position of Executive Vice President and CEO of Europe, Africa and Middle East. Mr. Plahuta still retains the role of Garb Chief Technology Officer and is remuneration remains unchanged as previously declared.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARB OIL & POWER CORPORATION.
Registrant

Dated: March 14, 2012	By:	/s/ John Rossi
John Rossi, Chief Executive Officer, President, and Director (Principal Executive Officer and Principal Financial Officer)